Income Taxes - Schedule of Deferred Taxes (Details) - USD ($)	Mar. 31, 2018		Dec. 31, 2017		Dec. 31, 2016
Income Tax Disclosure [Abstract]
Net operating loss carry-forwards	$ 28,096	[1]	$ 19,867	[1]	$ 38,076
Valuation allowance	(28,096)	[1]	(19,867)	[1]	(38,076)
Net non-current deferred tax asset

[1]	As a result of the Tax Cuts and Jobs Act enacted on December 22, 2017, the United States corporate income tax rate was changed to 21% effective January 1, 2018. Accordingly, we reduced our deferred income tax asset relating to our net operating loss carryforward (and the valuation allowance thereon) by $13,245 from $33,112 to $19,867 as of December 31, 2017.